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                                                                   EXHIBIT 10.72

                          EXODUS COMMUNICATIONS, INC.

                   $375,000,000 10 3/4% Senior Notes due 2009

                   $125,000,000 10 3/4% Senior Notes due 2009

                                 ____________

                              Purchase Agreement
                              ------------------

                                                                December 2, 1999
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette
 Securities Corporation
BancBoston Robertson Stephens Inc.
PaineWebber Incorporated
Morgan Stanley & Co. Incorporated
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004
   As representative of the
   Several Purchasers Named
   on Schedule I hereto

Ladies and Gentlemen:

     Exodus Communications, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $375,000,000 principal amount of 10 3/4% Senior Notes due 2009 (the "Dollar Securities") and $125,000,000 principal amount of 10 3/4% Senior Notes due 2009 (the "Euro Securities" and together with the Dollar Securities, the "Securities").

     1. The Company represents and warrants to, and agrees with, the Purchasers that:

          (a) A preliminary offering circular, dated November 24, 1999 (the "Preliminary Offering Circular") and an offering circular, dated December 2, 1999 (the "Offering Circular") has been prepared in connection with the offering of the Securities. Additionally, the Company has previously prepared the following documents: the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999,
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     June 30, 1999 and September 30, 1999, the Company's Annual Report on Form
     10-K for the year ended December 31, 1998, each of the Company's Current Reports on Form 8-K, filed January 29, 1999, February 22, 1999, March 2, 1999, June 18, 1999, August 11, 1999, October 12, 1999 and November 29,
     1999 and the amendment to the Company's registration statement on Form 8-A filed November 29, 1999 (together the "Exchange Act Reports"). Any reference (other than in Sections 7(a) hereof) to the Offering Circular shall be deemed to refer to and include the Exchange Act Reports, and any reference (other than in Section 7(a) hereof) to the Offering Circular as amended or supplemented as of any specified date after the date hereof shall be deemed to include (i) the Exchange Act Reports and all subsequent documents filed with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of the Offering Circular and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company, prior to the completion of the distribution of the Securities. The Exchange Act Reports, when they were filed with the Commission, conformed in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular, the Offering Circular and the Exchange Act Reports did not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein. Since September 30, 1999, the Company has not filed any documents with the Commission pursuant to
     Section 13(a), 13(c) or 15(d) of the Exchange Act other than the Exchange Act Reports;

          (b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, otherwise than as set forth or contemplated in the Offering Circular, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development that is reasonably likely to result in a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries;

          (c) The Company has no subsidiary that is a "Significant Subsidiary" of the Company within the meaning of Regulation S-X under the Securities Act of 1933, as amended (the "Securities Act"), other than Cohesive Technology Solutions, Inc. ("Cohesive");

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          (d)  The Company and its subsidiaries own no real property. The
     Company and its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (e) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where the failure to be so qualified could be reasonably expected to have a material adverse effect on the business, financial condition or results of operations of the Company, and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (g) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture to be dated as of December 1, 1999 (the "Indenture") between the Company and Chase Manhattan Bank and Trust Company, National Association, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; and the Securities and the Indenture conform to the descriptions thereof in the Offering Circular and are in substantially the form previously delivered to you;

          (h) The Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (i) That certain Exchange and Registration Rights Agreement among the Company and the Purchasers to be dated as of December 1, 1999 (the "Registration Rights Agreement") has been duly authorized and, when executed and delivered by the

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     Company, the Registration Rights Agreement will constitute a valid and legally binding instrument, enforceable in accordance with its terms;

          (j) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

          (k) Prior to the date hereof, neither the Company nor any of its affiliates (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act")) has taken any action which is designed to or which has constituted or which might have reasonably been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

          (l) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except the filing of a notice on Form D by the Company with the Commission pursuant to
     Section 5(h) hereof and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

          (m) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or Bylaws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (n) The statements set forth in the Offering Circular under the captions "Description of Notes" insofar as they purport to constitute a summary of the terms of the Securities,

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     the Indenture and the Registration Rights Agreement and under the captions
     "Certain United States Federal Income Tax Considerations" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (o) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (p) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

          (q)  The Company is subject to Section 13 or 15(d) of the Exchange
Act;

          (r) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

          (s) Neither the Company nor any or its subsidiaries, nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or, with respect to Securities sold outside the United States to persons who are not U.S. persons (as defined in Rule 902 under the Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restrictions" within the meaning of such Rule 902, it being understood that the Company makes no representations in this clause (s) as to the Purchasers;

          (t) Within the six months prior to the date hereof, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any substantially similar securities of the Company, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Company, within six months

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     subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co), is made under restrictions and other circumstances reasonably designed not to affect adversely the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

          (u) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (v) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;

          (w) The Company owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by it, and the Company has not received any notice of, and is not otherwise aware of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render invalid, or otherwise prevent or materially inhibit the Company from utilizing, any Intellectual Property necessary to carry on the business now conducted by the Company, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding), invalidity, prevention or inhibition, singly or in the aggregate, is reasonably likely to result in a material adverse change in the general affairs, management, financial position, stockholders' equity or results of operations of the Company;

          (x) Except as described in the Offering Circular and except as would not, singly or in the aggregate, result in a material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, (A) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their

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     requirements, (C) there are no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company and (D) to the best of the Company's knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or government body or agency, against or affecting the Company relating to Hazardous Materials or any Environmental Laws;

          (y) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. Based on such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

          (z) Neither the Company nor any of its affiliates nor any person acting on its behalf (other than the Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Securities;

          (aa) The Company and its affiliates and all persons acting on its behalf (other than the Purchasers, as to whom the Company makes no representation) have complied in all material respects with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Circular contains the disclosure required by Rule 902(h)(2) under the Securities Act; and

          (bb) The Company is a "reporting issuer," as defined in Rule 902(l) under the Securities Act.


     2. (a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount

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thereof, plus accrued interest, if any, from December 8, 1999 to the Time of
Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

          (b) The Company may offer and sell such dollar-denominated senior notes in an aggregate principal amount not to exceed $100,000,000, (the "Additional Securities") within one year of the Time of Delivery and upon written notice to Goldman, Sachs & Co. of its intention to issue such Additional Securities; provided, however, that the Company
                                            --------  -------
          shall have entered into a purchase agreement on substantially similar terms and conditions as this Agreement and an Exchange and Registration Rights Agreement on substantially similar terms and conditions as the Registration Rights Agreement, in each case, with Goldman, Sachs & Co. (or such other underwriter as the Company shall choose in the event that Goldman, Sachs & Co. shall decline the representation of the Company in such offering) and such other of the Purchasers as the Company and Goldman, Sachs & Co. shall mutually agree upon for the sale and issuance of the Additional Securities. The purchase price for any such Additional Securities shall be equal to the then current market price of the Dollar Securities less an initial purchaser's discount equal to 2.75% of the principal amount of such Additional Securities or such other percentage as shall be reasonably acceptable to Goldman, Sachs & Co and the Company. Holders of Additional Securities shall be entitled to receive an interest payment equal to the holders of the Dollar Securities, on a percentage basis, on all Interest Payment Dates (as defined in the Indenture) occurring after the date of issuance of such Additional Securities.


     3. Upon the authorization by Goldman, Sachs & Co. of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with, the Company that:

          (a) It will offer and sell the Securities only to: (i) persons which it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A or, (ii) upon the terms and conditions set forth in Annex I to this Agreement;

          (b) Upon request of the Company, it will notify the Company upon completion of the distribution of the Securities;

          (c)  It is an Institutional Accredited Investor; and

          (d) It has not offered and will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

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     4.   (a)  The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive Securities in book-entry form which will be deposited by or on behalf of the Company to Goldman, Sachs & Co. with The Depository Trust Company ("DTC") or other appropriate depository for the account of such purchaser, or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co. for the account of each Purchaser against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer, payable to the order of the Company in Federal (or other same day) funds, by causing DTC or other appropriate depository to credit the Securities to the account of Goldman, Sachs & Co. at DTC or other appropriate depository. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office") or at another place designated by Goldman, Sachs & Co. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 8, 1999 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

          (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(h) hereof, will be delivered at such time and date at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California 94306 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 6:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.   The Company agrees with each of the Purchasers:

          (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

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          (c)  To furnish the Purchasers with four copies of the Offering
     Circular and each amendment or supplement thereto signed by an authorized officer of the Company and with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

          (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities (other than Additional Securities);

          (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

          (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection
     (d)(4)(i) of Rule 144A under the Securities Act;

          (g) If requested by you, to use its best efforts to cause (i) the Dollar Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc. and (ii) the Euro Securities to be eligible for listing on the Luxembourg Stock Exchange;

          (h) To file with the Commission, not later than 15 days after the Time of Delivery, five copies of a notice on Form D under the Securities Act (one of which will be manually signed by a person duly authorized by the Company); to otherwise comply with the requirements of Rule 503 under the Securities Act; and to furnish promptly to you evidence of each such required timely filing (including a copy thereof);

          (i) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

     (j) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission) provided that you agree to hold in confidence any confidential or non-public information so provided;

     (k) The Company agrees that, to the extent required under the Senior Notes Indenture (as defined below), it will use the net proceeds of the sale of the Securities to finance the purchase or other acquisition of any property, inventory, asset or business directly or indirectly, by the Company or any Restricted Subsidiary used in, or to be used in, the System and Network Management Business or for such other purposes permitted by the Senior Notes Indenture (as defined below). Neither the Company nor any of its Restricted Subsidiaries has, as of the date hereof, incurred any Debt under Section 1008(11) of the Senior Notes Indenture. "Debt" has the meaning given thereto in the Senior Notes Indenture. "Restricted Subsidiary" shall mean any subsidiary of the Company that has not been designated an "Unrestricted Subsidiary" pursuant to the Indenture dated as of July 1, 1998 between the Company and the Chase Manhattan Bank and Trust Company, National Association, as trustee governing the Company's 11 1/4% Senior Notes due 2008 (as amended or supplemented from time to time, the "Senior Notes Indenture"). "System and Network Management Business" means: (i) server and other hardware hosting; (ii) connectivity, data networking, telecommunications or content for computer or data networks or systems; (iii) management of computer or data networks or systems; (iv) technology services, equipment sales or leasing or software licensing for computer or data networks or systems (including Internet Protocol and any successor protocol(s) based networks); and (v) businesses reasonably related, complementary or incidental thereto;

     (l) The Company and its affiliates and all persons acting on its behalf (other than the Purchasers, as to whom the Company makes no representation) will comply in all material respects with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States.

     6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing this Agreement, any Agreement among Purchasers, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Dollar Securities for trading in PORTAL and the listing of the Euro Securities on the Luxembourg Stock Exchange; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (vi), (vii), (viii), (xii), (xiii), (xiv) and (xv) of subsection (b) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (b) Fenwick & West LLP, counsel for the Company, (or such other counsel as the Company shall deem appropriate and which shall be reasonably acceptable to Goldman, Sachs & Co.) shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in the Offering Circular;

               (ii) The Company had, as of the dates specified in the Offering Circular, duly authorized capital stock as set forth under the caption "Capitalization" in the Offering Circular, and all of the issued and outstanding shares of capital stock of the Company described therein have been duly and validly authorized and issued, are non-assessable and to such counsel's knowledge, are fully paid;

               (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction within the United States in which it owns or leases properties or employs personnel, where the failure to be so qualified would have a material adverse effect on the business, financial condition or results of operations of the Company;

               (iv) Each significant subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such significant subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its significant subsidiaries);

               (v) To such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its significant subsidiaries is a party or of which any property of the Company or any of its significant subsidiaries is the subject which, if determined adversely to the Company or any of its significant subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its significant subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

               (vi) This Agreement has been duly authorized, executed and delivered by the Company to you;

               (vii) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company;

               (viii) The Indenture and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute valid and legally binding instruments, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (ix) The issue and sale of the Securities being delivered at the Time of Delivery and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated were they to be completed on or prior to the date of such opinion and assuming the absence of any applicable cure period, waiting period or other similar provision, do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the agreements filed as exhibits to the Company's or any of its significant subsidiaries' Annual Report filed on form 10-K for the year ended December 31, 1998, or to any Exchange Act Report or any agreements entered into by the Company or any of its significant subsidiaries after September 30, 1999 that would be required to be filed as a material agreement exhibit on Form 10-Q or any other Exchange Act Report (in each case, a "Material Agreement") (provided that in determining which documents would be required to be so filed, such counsel may rely on an officer's certificate that specifies agreements that the Company or any of its significant subsidiaries has entered into since September 30, 1999) nor does such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any of its significant subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its significant subsidiaries or any of their properties;

               (x) No consent, approval, authorization, order, registration or qualification of or with any United States court or United States governmental agency or United States body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except (A) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers (as to which such counsel renders no opinion) or (B) such consents, approvals, authorizations, orders, registrations or qualifications as are referenced in the Offering Circular;

               (xi) Neither the Company nor any of its significant subsidiaries is in violation of its Certificate of Incorporation or Bylaws or, to such counsel's knowledge, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any Material Agreement;

               (xii) The statements set forth in the Offering Circular insofar as they purport to constitute a summary of the terms of the Securities, the Indenture and the Registration Rights Agreement, and under the captions "Certain United States Federal Income Tax Considerations" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

               (xiii) The Exchange Act Reports (other than the financial statements and related notes and schedules (and financial data) therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder;

               (xiv) No registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act of 1939 with respect thereto, is required for the offer and sale to, and initial resale of the Securities by, the Purchasers in the manner contemplated by this Agreement; and

               (xv) The Company is not an "investment company," as such term is defined in the Investment Company Act.

               In addition, such counsel shall state that, although they are not passing upon and do not assume any responsibility for, nor have they independently verified, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Circular and the Offering Circular, except for and to the extent of those referred to in the opinion in subsection (xii) of this Section 7(b), they have participated in certain conferences with officers and other employees of the Company, representatives of the Company's independent certified public accountants and representatives of the Purchasers with respect to the preparation of the Preliminary Offering Circular and the Offering Circular, and no facts have come to the attention of attorneys devoting attention to the representation of the Company in its preparation of the Preliminary Offering Circular and the Offering Circular that have caused them to believe that, as of their respective dates and as of the Time of Delivery, the Preliminary Offering Circular and the Offering Circular or any further amendments thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes, related schedules and financial data included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Further, such counsel shall state that, although they are not passing upon and do not assume any responsibility for, nor have they independently verified, the accuracy, completeness or fairness of the statements contained in the Exchange Act Reports, they have participated in certain conferences with officers and other employees of the Company, and representatives of the Company's independent certified public accountants with respect to the preparation of the respective Exchange Act Reports, and no facts have come to the attention of attorneys devoting attention to the representation of the Company in its preparation of the respective Exchange Act Reports that have caused them to believe that as of the dates on which the respective Exchange Act Reports were filed with the Commission, the Exchange Act Reports (other than the financial statements and related notes, related schedules and financial data included therein, as to which such counsel need express no opinion) contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading.

          (c) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

          (d) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

          (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; or on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular; or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Purchasers, would materially and adversely affect the financial markets or markets for the Securities or other debt securities;

          (g)  The Dollar Securities have been designated for trading on PORTAL;

          (h) The Company shall have furnished to you executed copies of the Indenture and the Registration Rights Agreement; and

          (i) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

     9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     13. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company will indemnify each Purchaser against any loss incurred by such Purchaser as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which a Purchaser is able to purchase United States dollars with the amount of judgment currency actually received by such Purchaser. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     16.  Time shall be of the essence of this Agreement.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument..

     If the foregoing is in accordance with your understanding, please sign and return to us ten (10) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    EXODUS COMMUNICATIONS, INC.


                                    By:   /s/ Ellen M. Hancock
                                        ----------------------------------------

                                    Name:     Ellen M. Hancock
                                          --------------------------------------

                                    Title: President and Chief Executive Officer
                                           -------------------------------------


Accepted as of the date hereof:
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette
 Securities Corporation
BancBoston Robertson Stephens Inc.
PaineWebber Incorporated
Morgan Stanley & Co. Incorporated


By:  /s/ Goldman, Sachs & Co.
    -----------------------------------------

Name:
      ---------------------------------------

Title:
       --------------------------------------
             (Goldman, Sachs & Co.)

On behalf of each of the Purchasers

                                  SCHEDULE I

                                                                   Principal
                                                                   Amount of
                                                                   Securities
                                                                   to be
                        Purchaser                                  Purchased
                        ---------                                  ---------
Goldman, Sachs & Co.                                           $187,500,000.00
Donaldson, Lufkin & Jenrette Securities Corporation            $131,250,000.00
BancBoston Robertson Stephens Inc.                             $ 23,438,000.00
PaineWebber Incorporated                                       $ 23,437,000.00
Morgan Stanley & Co. Incorporated                              $  9,375,000.00
                                                               ----------------
Total                                                          $375,000,000.00
                                                               ===============


                                                                   Principal
                                                                   Amount of
                                                                   Securities
                                                                   to be
                        Purchaser                                  Purchased
                        ---------                                  ---------
Goldman, Sachs & Co.                                           $ 62,500,000.00
Donaldson, Lufkin & Jenrette Securities Corporation            $ 43,750,000.00
BancBoston Robertson Stephens Inc.                             $  7,813,000.00
PaineWebber Incorporated                                       $  7,812,000.00
Morgan Stanley & Co. Incorporated                              $  3,125,000.00
                                                               ----------------
Total                                                          $125,000,000.00
                                                               ===============

                                                                         ANNEX I

     (1) The Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Securities Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S.
Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

     Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

     (2) Notwithstanding the foregoing, Securities may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to
Section 3(a)(i) of this Agreement without delivery of the written statement required by paragraph (1) above.

     (3) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

     (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.

                                                                        ANNEX II

     Pursuant to Section 7(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Section 101 of the AICPA Code of Professional Conduct;

         (ii) In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

         (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the four most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such four fiscal years;

         (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the audited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

               (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

            (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

            (D) any unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

            (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

         (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
     (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchasers, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                               December __, 1999

Dear KPMG LLP:

     Goldman, Sachs & Co., as representative of the Purchasers of 10 3/4% Senior Notes due 2009 to be issued by Exodus Communications, Inc. (the "Company"), will be reviewing certain information relating to the Company that will be included (incorporated by reference) in the Offering Circular. This review process, applied to the information relation to the issue, is (will be) substantially consistent with the due diligence review process that we would perform if this placement of securities were being registered pursuant to the Securities Act of 1933 (the Act). It is recognized however that what is "substantially consistent" may vary from situation to situation and may not be the same as that done in a registered offering of the same securities for the same issuer and whether the procedures being, or to be, followed will be "substantially consistent" will be determined by us on a case-by-case basis. We are knowledgeable with respect to the due diligence review process that would be performed if this placement of securities were being registered pursuant to the Act. We hereby request that you deliver to us a "comfort" letter concerning the financial statements of the issuer and certain statistical and other data included in the offering document. We will contact you to identify the procedures we wish you to follow and the form we wish the comfort letter to take.

                                    Very truly yours,


                                    .........................................
                                               (Goldman, Sachs & Co.)